UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2020

BioXcel Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38410	82-1386754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive

New Haven, CT  06511

(Address of principal executive offices) (Zip Code)

(475) 238-6837

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BTAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2020, BioXcel Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2020 Incentive Award Plan (the “2020 Plan”) and the Company’s 2020 Employee Stock Purchase Plan (the “ESPP”), each of which had been previously approved by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

The material terms of the 2020 Plan are described under “Proposal 3 — Approval of the BioXcel Therapeutics, Inc. 2020 Incentive Award Plan,” and the material terms of the ESPP are described under “Proposal 4 — Approval of the BioXcel Therapeutics, Inc. 2020 Employee Stock Purchase Plan,” included in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2020 (the “Proxy Statement”). These descriptions are incorporated by reference in Item 5.02 of this Current Report on Form 8-K.

The above and the incorporated descriptions of the 2020 Plan and the ESPP are qualified in their entirety by reference to the 2020 Plan and the ESPP, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 18,625,765 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 92.28% of the Company’s outstanding common stock as of the March 27, 2020 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Proxy Statement.

Item 1 — Election of one Class I director for a term of office expiring on the date of the annual meeting of stockholders in 2022 and until his successor has been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Sandeep Laumas, M.D.	13,039,313	2,892,442	2,694,010
Michal Votruba, M.D., Ph.D.	15,882,887	48,868	2,694,010

Item 2 — Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
18,574,223	13,552	37,990	0

Item 3— Approval of the BioXcel Therapeutics, Inc. 2020 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
10,598,529	5,315,051	18,175	2,694,010

Item 4— Approval of the BioXcel Therapeutics, Inc. 2020 Employee Stock Purchase Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
13,346,732	2,574,159	10,864	2,694,010

Based on the foregoing votes, the director nominees were elected and Items 2, 3 and 4 were approved.

Item 9.01.	Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description

10.1*	BioXcel Therapeutics, Inc. 2020 Incentive Award Plan.
10.2*	BioXcel Therapeutics, Inc. 2020 Employee Stock Purchase Plan

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOXCEL THERAPEUTICS, INC.

Date: May 21, 2020	By:	/s/ Richard Steinhart
Richard Steinhart
Chief Financial Officer